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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 4, 2004

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338

                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 4, 2004, Atari, Inc. (the "Company") issued a press release announcing its unaudited financial results for the second quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

      The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

      The attached press release discloses the Company's earnings per share for the three and six month periods ended September 30, 2003, prior to a one-time non-cash dividend relating to the Company's September 2003 recapitalization and public offering, which is considered to be a non-GAAP financial measure. The press release reconciles the Company's earnings per share for such periods, as determined in accordance with GAAP, by setting forth earnings per share without giving effect to the dividend; calculated by dividing loss attributable to common stockholders by the number of weighted average shares outstanding. Management has calculated earnings per share for the three and six month periods ended September 30, 2003 on a non-GAAP basis because such measure better reflects the Company's actual business operations during those periods.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits. The following exhibit is furnished as part of this report:

      Exhibit 99.1- Press Release of Atari, Inc., dated November 4, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATARI, INC.


                                          By:         /s/ Harry M. Rubin
                                                --------------------------------
                                                Harry M. Rubin
                                                Senior Executive Vice President

Date:  November 4, 2004


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                                  EXHIBIT INDEX

Exhibit No.     Description
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
99.1            Press release of Atari, Inc., dated November 4, 2004